                                                  Exhibit 10.14
                                                  to Form 10-K

Form of Purchase Order
----------------------

          Synthetech Inc.               PURCHASE ORDER

          1290 Industrial Way
          P.O. Box 646
          Albany, Oregon 97321
          Phone (541) 967-6575
          Fax: (541) 967-9424

The following number must appear on all related correspondence, shipping papers, and invoices:

P.O. NUMBER:

To:                           Ship To:  Synthetech, Inc.
                                        1290 Industrial Way
                                        Albany, Oregon 97321



P.O. DATE     REQUISITIONER     SHIP VIA     F.O.B. POINT        TERMS
                                  N/A             N/A          Net __Days


QTY                    DESCRIPTION          UNIT PRICE          TOTAL
                                            $                   $







                                                     SUBTOTAL   $
                                                     SALES TAX
                                                     SHIPPING
                                                     OTHER
                                                     TOTAL      $

1.  Please send two copies of your invoice.
2.  Reference the P.O. number on the invoice.

Account Code
                              Authorized by                     Date

Schedule of Vendors and Purchase Order Terms
--------------------------------------------



Vendor:



Greenberry Tank & Iron Co., Inc.

5330 NE Elliot Circle, P.O. Box 1990

Corvallis, OR  97339
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
                Requi-   Terms                                            Unit
PO #   PO Date sitioner (in Days) Qty  Description                        Price       Total
----  --------- ------- --------- --- ------------------------------   -----------  -----------
16070 29-Mar-99   DMW    Net 10    1  Fabricate and deliver one        $ 50,133.00  $ 50,133.00
                                      distillation skid per attached
                                      quote.  Fabricate and deliver
                                      three tanks, one (1) 3,000G,
                                      two (2) 300G
16118  2-Aug-99   MRM     Net 10   1  Contractor shall provide all     $255,537.00  $255,537.00
                                      the labor, tools, and equipment
                                      for the tanks, reactors and
                                      piping per the "Synthetech Plant
                                      Expansion - Mechanical Bid
                                      Specification" dated June 23,
                                      1999.  The processing equipment,
                                      valves, instrumentation, PTFE
                                      lined piping, and process gaskets
                                      are provided by Synthetech.  All
                                      the carbon steel and stainless
                                      steel piping material and the
                                      utility piping gaskets are
                                      provided by Greenberry.  Base Bid
                                      per GTI 9906-260, Adder for
                                      seamless 316L Ss process piping:
                                      Per GTI-260 Rev. 1, Adder for 304
                                      SS 1/8" safety Plate:  Per GTI-
                                      260 Rev. 1
16146 14-Sep-99   MRM   Net 10   1    304 SS Sch 5 welded piping for    $  5,559.00  $  5,590.00
                                      the process ventilation duct per
                                      the attached list.
                                 1    Install four tank lugs on R208    $  4,473.00  $  4,473.00
                                      as specified by Evergreen in
                                      compliance with the ASME pressure
                                      vessel code under Greenberry's R-
                                      Stamp certification.  Work to be
                                      completed for installation of R-
                                      208 next week.
16153 27-Sep-99   MRM   Net 10   1    3176 x8 (3) Rigging I-Beams, 6"   $  1,650.00  $  1,650.00
                                      w/ 1/2 " web w/ Zinc epoxy primer
                                 1    3176 x10 Relocate Process Water & $  3,056.00  $  3,056.00
                                      Glycol Utility Piping.
                                 1    3176 x11 Modify Tank Farm Suction $  1,414.00  $  1,414.00
                                      Lines for flow switches.
                                 1    3176 x12 Fabricate and install    $ 10,940.00  $ 10,940.00
                                      (11) pip supports per the
                                      Evergreen Engineering Pipe Rack
                                      drawing dated 9/15.  Support No.
                                      11 is modified to miss the tank
                                      base in the distillation berm
                                      area.
16169 22-Oct-99   MRM   Net 10   1    3176 x13 Contaminated 6' PTFE     $  1,690.00  $  1,690.00
                                      piping R201 - work stoppage
                                 1    3176 x14 Welded 6" abort piping   $  1,617.00  $  1,617.00
                                      R201
                                 1    3176 x15 Additional work 3", 4"   $  3,363.00  $  3,363.00
                                 1    6" PTFE piping due to incorrect
                                      spool dimensions
                                 1    3176 x18 Welding of support       $    200.00  $    200.00
                                      plates for T406 & T407
16070  2-Nov-99   KM    Net 30   1    Stainless piping changes on the   $  2,177.00  $  2,177.00
                                      Distillation Column Product Tanks

16185 10-Nov-99   MRM   Net 10   1    FRP Stair treads in place of      $    236.32  $    236.32
                                      galvanized treads:  Invoice 99494
                                 1    Double Block Valves on            $  1,359.44  $  1.359.44
                                      distillation column utilities
                                      lines:  Invoice 99517
                                 1    Revisions to Abort Piping R-201:  $  1,616.65  $  1,616.65
                                      Invoice 99484

Vendor:



Olsson Industrial Electric

1919 Laura St.

Springfield, OR 97477

               Requi-     Terms                                              Unit
PO #  PO Date  sitioner  (in Days) Qty  Description                         Price        Total
----- -------  -------  ---------- ---  ---------------------------      -----------  -----------
16007 6-Jul-98  DMW     Net 30     1   Furnish and/or install all        $  1,000.00  $  1,000.00
                                        electrical and instrumentation
                                        for building 2 WW neutralization
16104 25-May-99 DMW     Net 30      1   Install conduits, wires and      $  1,000.00  $  1,000.00
                                        hardware for R204 mass meter
16105 26-May-99 DMW     Net 30      1   Buildup of Process MCC VFD       $ 32,300.00  $ 32,300.00
                                        Cabinet Including VFD's
                                    1   Buildup of Utility Core MCC VFD  $ 36,454.00  $ 36,454.00
                                        Cabinet Including VFD's
                                    1   Less one (1) 30 HP VFD-R205      $ (4,061.00)$ (4,061.00)
                                    1   Buildup of Beckhoff I/O cabinet  $  6,600.00 $  6,600.00
                                        in Utility Core MCC VFD cabinet
16130 12-Aug-99 DMW     Net 30      1   Install Conduits, wires and      $  1,500.00 $  1,500.00
                                        hardware for S265 pH Adjustment
16171 25-Oct-99 DMW     Net 30      1   Install I/O and conduits/wires   $  1,404.75 $  1,404.75
                                        for new fire system, Elevator
                                        Room and Process MCC room
16172 25-Oct-99 DMW     Net 30      1   Install I/O and conduits/wires   $183,950.00 $183,950.00
                                        for new mezzanine reactor
                                        system, including TCU's; for new
                                        distillation column; for new
                                        equipment including lighting; for
                                        new centrifuge system; for new
                                        dryer sys.
                                    1   Misc. undefined                  $  5,000.00 $  5,000.00
16189 22-Nov-99 KM      Net 30      1   Time and Material not to exceed. $    550.00 $    550.00
                                        Field Change Order to install a
                                        level transmitter on T302.
16190 22-Nov-99 KM      Net 30      1   Time and Material not to exceed  $    410.00 $    410.00
                                        to install a remote controlled
                                        valve on inlet of Distillation
                                        Feed Tank (T500)
19194 30-Nov-99 DMW     Net 30      1   Recable I/O cabinets per         $  5,450.00 $  5,450.00
                                        attached quote; Cable shall be
                                        Beldin 3083-A, 1000ft
                                    1   Contractor shall install one (1) $    585.00 $    585.00
                                        additional UPS.  Verbal quote
                                        from Ike Olsson
16202  9-Dec-99 DMW     Net 30      1   Furnish and install conduits and $ 13,250.00 $ 13,250.00
                                        wire related to the Building 2
                                        alarm system as described in the
                                        attached quote.
                                    1   Add one (1) additional button in $    500.00 $    500.00
                                        the North breezeway 1st floor.
16204 13-Dec-99 KM      Net 30      1   Time and Material not to exceed  $  3,950.00 $  3,950.00
                                        for electrical hook-up of heat
                                        tracing between T30X Area and the
                                        Distillation Skid Berm
16209 17-Dec-99 MRM     Net 30      1   Provide labor, material, tools,  $  2,764.00 $  2,764.00
                                        and equipment to install the
                                        valve solenoid control wires and
                                        the solvent flow switches for R-
                                        201, R-202, R-203 & R-204
                                    1   Provide all the labor, material, $  5,438.00 $  5,438.00
                                        tools and equipment to install
                                        the wiring to the solvent
                                        transfer station and a 480 volt
                                        welding outlet/ 120 volt utility
                                        outlet
16211 21-Dec-99 DMW    Net 30     160   Olsson Ind. Elect. Larry Dick -  $     52.00 $  8,320.00
                                        160 hours at $52.00 /hr
16242 13-Mar-99 KM     Net 30       1   Time and Material not to exceed. $  1,000.00 $  1,000.00
                                        Modify the location of the
                                        Distillation Column Reboiler RTD
                                        to a location at the column high
                                        point
16244 14-Mar-99 DMW    Net 30           FIELD ORDERS
                                    1   Bonding Mezzanine Reactors and   $  1,546.49 $  1,546.49
                                        Tanks (Invoice 5397)
                                    1   Add Lockout switches for all     $  2,366.55 $  2,366.55
                                        VFD's (Invoice 5431)
                                    1   Replace 2 wire RTD's with 3 wire $    514.00 $    514.00
                                        RTD (Invoice 5357)
                                    1   Scrubber Bldg. Pump Motor        $  2,091.61 $  2,091.61
                                        Thermal Switches (Invoice 5365)
16249 23-Mar-99 DMW    Net 30       1   Part No. PR 442-11A Resistor     $    792.00 $    792.00
                                        Bank
16249 23-Mar-99 DMW    Net 30       1   Part No. 1336-WB035 Brake        $  1,136.00 $  1,136.00
                                        Chopper Card
16250 29-Mar-99 MRM    Net 30       1   Purchase and install emergency   $  2,735.53 $  2,735.53
                                        lights for equip. mezzanine
                                    1   Add flow meter, valves, pump     $  6,401.94 $  6,401.94
                                        and PIT to C260 & C261
                                    1   Move lights to accommodate new   $    819.00 $    819.00
                                        equipment
                                    1   Redo valves on T404, 5 to        $     73.43 $     73.43
                                        accommodate dip tubes
                                    1  Material for installation of TCU  $  1,400.56 $  1,400.56 current transmitters less labor
                                    1  Provide all the labor, material,  $  5,997.00 $  5,997.00 tools and equipment to install
                                       Class I, Division 1, Group D 120V
                                       outlets with disconnects at four
                                       locations in Bldg. 2

Vendor:



Oregon Industrial Contractors, Inc.

P.O. Box B

Albany, OR  97321

                 Requi-    Terms                                              Unit
PO #   PO Date  sitioner (in Days) Qty  Description                           Price         Total
-----  -------  -------- --------- ---  ------------------------------     ------------  -----------
15025  25-Jun-98  MRM    Net 15     1   Contractor shall fabricate one     $  8,043.00   $  8,043.00
                                        316 SS side tank for C-260
                                        centrifuge and piping changes for
                                        the Boc-Ala-Ala producton run in
                                        Bldg. 2
15027 25-Jun-98   MRM    Net 15     1   Contractor shall fabricate two     $  8,795.00   $  8,795.00
                                        portable work platforms on wheels
                                        that meet OSHA regulations.  The
                                        platforms shall be powder coated.
11842 27-Oct-98   MRM    Net 15     1   Contractor shall add a 3"          $  1,225.00   $  1,225.00
                                        Hastelloy C-276 nozzle to an
                                        existing heat exchanger.
16053 15-Jan-99   MRM    Net 15     1   Contractor shall fabricate eight   $    590.00   $    590.00
                                        (8) 304 SS pipe sleeves out of
                                        3"x20" long Sch. 40 pipe with a
                                        1/8" by 3.5" by 9.5" collar as
                                        shown on the attached sketch.
16063  1-Mar-99   MRM    Net 15     1   Contractor shall perform the
                                        following work for the Chemical
                                        Warehouse at Synthetech -
                                        Quotations Attached
                                    1   Fabricate and install galvanized   $  1,913.00   $  1,913.00
                                        pipe supports
                                    2   Run 2" galvanized water line from  $  7,852.00   $ 15,704.00
                                        the Pump House to the Chemical
                                        Warehouse and install the safety
                                        showers.
                                    3   Run a 3" natural gas line through  $  9,170.00   $ 27,510.00
                                        the Utility Building to the space
                                        heaters in the Chemical Warehouse.
16077 29-Mar-99  MRM    Net 15      1   Contractor shall modify and        $ 34,200.00   $ 34,200.00
                                        install equipment per the
                                        attached  shutdown work list
                                        dated March 29, 1999 and the
                                        P&ID's provided by Synthetech.
                                        Items included in the work scope
                                        are galvanized  legs for the SS
                                        1400 and 1600 gallon tanks to
                                        create 4ft clearance from the
                                        tank bottom to the floor.
                                        Estimated Cost: T&M NTE
16077  6-May-99  MRM    Net 15     1    Adjustment to PO 16077 for         $ 12,637.00   $ 12,637.00
                                        additional work performed during
                                        the April 2nd through April 6th
                                        shutdown  at Bldg. 2.  Refer to
                                        attached extra work scope.
16103 20-May-99  MRM    Net 15          Contractor shall install the
                                        following equipment per the
                                        piping isometrics provided by
                                        Synthetech.
                                   1    Install a 2" mass flow meter and   $  6,115.00   $  6,115.00
                                        associated piping as shown.
                                   1    Install piping for 1600 gal. SS    $  6,775.00   $  6,775.00
                                        tank Prices per attached
                                        quotation T&M NTE Signed Time
                                        Sheets and  Bills of Materials to
                                        be submitted with invoices.
16147 15-Sep-99  MRM    Net 15          Contractor shall fabricate and
                                        install four temperature control
                                        units (TCU's) for Reactors R205,
                                        R206, R207, and R208.
                                   1    Cost per Items 2&3 on Oregon       $ 84,735.00   $ 84,735.00
                                        Industrial Quote.
                                   1    Contractor shall fabricate and     $  7,240.00   $  7,240.00
                                        mount legs on 4,000 GL Tank.
                                   1    Contractor shall fabricate two     $ 15,220.00   $ 15,220.00
                                        (2) hot water skids.  Reference
                                        TCU drawings and P&ID's provided
                                        by Synthetech.  Quotation Attached.
16156 28-Sep-99  DWM    Net 30     1    Install (1) manway on tank T405    $  2,980.00   $  2,980.00
                                        in new tank farm per attached
                                        quote.
16158  1-Oct-99  MRM    Net 15     1    Contractor shall fabricate and     $  5,697.00   $  5,697.00
                                        install two 6'x12" dia. Pipes on
                                        TCU's for Reactors R202 and R204
                                        similar to the two existing TCU's
                                        for R201 &  R203.  Cost per
                                        Oregon Industrial Quote Dated
                                        9/30/99.
16164 15-Oct-99  MRM    Net 15     1    Contractor shall fabricate and     $ 10,000.00   $ 10,000.00
                                        install SS piping, PTFE piping,
                                        and miscellaneous utility piping
                                        on reactors R201, R202, R203 &
                                        R204.  If  needed Contractor
                                        shall complete work around the
                                        Mezzanine.  Note: Time sheets to
                                        identify extra work so Synthetech
                                        Can back bill  Greenberry Tank &
                                        Iron.  T&M estimated cost
16170 25-Oct-99  KM     Net 30     1    Not to exceed bid for supplying    $ 25,500.00   $ 25,500.00
                                        and installing piping from T300
                                        berm  to Distillation Feed Tank
16178  3-Nov-99  DWM    Net 30     1    Install (6) dip tubes in six (6)   $  5,750.00   $  5,750.00
                                        tank farm tanks.  Tanks T400
                                        through  T405.  PO Not To Exceed
                                        $5,750.00.
16179  5-Nov-99  KM     Net 30     1    Time and material to repipe        $  1,940.00   $  1,900.00
                                        Distillation Skid Condensate
                                        line, add in  y-strainers, and
                                        install a steam bypass line.  Bid
                                        on a Not To Exceed basis
16213 23-Dec-99  MRM    Net 15     1    Contractor shall fabricate and     $450,000.00   $450,000.00
                                        install SS piping, PTFE piping,
                                        and  miscellaneous utility piping
                                        as described in the attached
                                        Contract and  Phase II 'Scope of
                                        Work'.  Extra work outside the
                                        Contract requires written
                                        authorization by Synthetech.
16218 29-Dec-99  MRM    Net 15     1    Contractor shall perform ASME      $  1,459.00   $  1,459.00
                                        pressure vessel code
                                        modifications  as specified by
                                        Synthetech to:  T-205 - Add 4"
                                        150#  nozzle
                                   1    VC-205 - Relocate 3" vapor         $  1,467.00   $  1,467.00
                                        outlet nozzle
16228 26-Jan-00  KM     Net 30     1    Time and material to pipe T302     $  2,980.00   $  2,980.00
                                        into the Pump House and repipe
                                        T300/ T301 with added option to
                                        flange new tee into T301.  Bid as
                                        "Not to  Exceed"
16243 Mar-23-00  KM     Net 30     1    Time and material to add strainer  $  2,160.00   $  2,160.00
                                        between T500 and P500 attach the
                                        berm ladder to the step handrail,
                                        and repipe between P320/1 and
                                        T302.

Vendor:



Reimers Construction Co.

3514 Conser Road NE

Albany, OR  97321


                 Requi-   Terms                                                 Unit
PO #  PO Date   sitoner (in Days)  Qty  Description                            Price         Total
----- -------   ------- ---------  ---  ------------------------------      -----------  -----------
15621 19-Oct-98   MRM      NA       1   Contractor shall reroute the        $ 28,200.00  $ 28,20.00
                                        storm sewer from the ditch to
                                        the existing manhole located
                                        opposite 1335 Industrial Way in
                                        the middle of street.  Included
                                        are all permits, materials,
                                        labor and equipment.
                                        Engineering  drawings are
                                        provided by K&D Engineering
                                        under a separate PO with
                                        Synthetech.  Estimated Cost
16033 19-Nov-98   MRM     Net 10    1   Contractor shall install 6"         $  2,087.00  $  2,087.00
                                        painted CS pipe bollards around
                                        the new nitrogen vaporizer
                                        location as specified by
                                        Synthetech
16034  2-Dec-98   MRM     Net 10    1   Contractor shall fill-in the        $ 18,000.00  $ 18,000.00
                                        ditch between Synthetech and
                                        Scharpfs with compacted rock and
                                        crushed rock as needed.
                                        Included are temporary fencing
                                        and a drainage line with
                                        cleanouts for Scharpfs roof
                                        drains from the street to the
                                        back ditch.
16035  2-Dec-98   MRM     Net 10    1   Contractor shall construct the      $613,494.00  $613,494.00
                                        solvent storage berm, truck
                                        unloading containment area and
                                        chemical storage warehouse as
                                        specified in the IDC drawings
                                        and technical specification.
                                        Item 1 - Lien waivers are
                                        required for all subcontractors
                                        over $5,000.
                                        Item 2 - Monthly billings shall
                                        utilize the cost estimate spread
                                        sheet.
                                        Item 3 - Extra's require a cost
                                        estimate with signature approval
                                        by  Synthetech within two days
                                        of the work commencing.
16043 17-Dec-98   MRM     Net 10    1   Contractor shall fill-in the        $  4,500.00  $  4,500.00
                                        existing 8'x 8' opening into the
                                        C-260 centrifuge room with metal
                                        studs, fire rated plywood, and
                                        FDA approved FRP panel.  An 8'x
                                        8' opening shall be cust into
                                        the project east wall and framed
                                        with metal channel.  A temporary
                                        anti-static plastic strip
                                        curtain shall be installed over
                                        the 8'x 8' opening.
16050  5-Jan-99   MRM    Net 30     1   Provide material and labor to       $  3,384.64  $  3,384.64
                                        install a tank pedistal for the
                                        10,000 gallon SS tank in the
                                        existing waste water berm as
                                        discussed.
16060 23-Feb-99   MRM    Net 10     1   Contractor shall provide (8) 1-     $  7,600.00  $  7,600.00
                                        1/8" by 3 ft galvanized anchor
                                        bolts for each of the eight tank
                                        pads.  Pipe bridge anchor bolts
                                        and the reinforced concrete pads
                                        are included.  Estimated T&M Cost
16064  2-Mar-99   MRM    Net 10     1   Contractor shall provide non-       $  2,346.00  $  2,346.00
                                        shrink epoxy grout for the void
                                        space in the false tank bottoms
                                        for four (4) 8,000 gal., two (2)
                                        4,000 gal., and one (1) 10,000
                                        gal. tanks. Cost per attached
                                        bid.
16160  6-Oct-99   KM     Net 30     1   Installation of anchor bolts        $  1,500.00  $  1,500.00
                                        3/4" must be 8" embedded.
                                        Required completion by Monday,
                                        10/11/99
16173 26-Oct-99   MRM    Net 10     1   Contractor shall build and          $ 75,849.00  $ 75,849.00
                                        install a metal building with an
                                        equipment  mezzanine in the
                                        middle berm, north side of Bldg.2.
                                        Reference Evergreen Engineering
                                        drawings # CO1, NO1, and NO2 for
                                        design specifications.  Building
                                        completion date Thanksgiving,
                                        1999.  R.L  Reimers Quotation
                                        Dated 10/23/99 attached
16186 12-Nov-99   MRM    Net 10     1   Contractor shall install two        $ 16,196.00  $ 16,196.00
                                        tank pads with anchor bolts in
                                        the Solvent  tank farm per
                                        Evergreen Engineering design
                                        Specification and pads for the
                                        distillation column, tanks, and
                                        pumps as specified by
                                        Synthetech. Work was completed
                                        in October, 1999
16208 17-Dec-99   MRM    Net 10     1   Contractor shall install tank       $  1,690.00  $  1,690.00
                                        pads for two tanks in the berm
                                        area.  Per Evergreen Engineering
                                        drawings.
16210 21-Dec-99   MRM    Net 10     1   Contractor shall install three      $  2,500.00  $  2,500.00
                                        concrete scrubber pedestals for
                                        Venture scrubber - 15"x 5 ftx
                                        5ft; two packed columns 9"x 2ft:
                                        And one pump pad 6'x 16'x 46' as
                                        specified.  T&M Estimated Cost
16173A 10-Feb-00  MRM    Net 10     1   Sprinkler Piping for the            $  3,793.10  $  3,793.10
                                        scrubber/vacuum pump building.
                                    1   Special Inspection of structural    $  1,005.00  $  1,005.00
                                        steel welds & metal buildin
16186A 30-Mar-00  MRM    Net 10     1   Contractor shall modify the tank    $  3,941.00  $  3,941.00
                                        pad for T-407, 4600 gal SS, So
                                        that the legs are on the tank
                                        pad per the design.  Note:
                                        Evergreen Engineering will
                                        reimburse Synthetech for a
                                        Portion of the charges.
16208A 30-Mar-00  MRM    Net 10     1   Contractor shall install tank       $  1,690.00  $  1,690.00
                                        pads for two tanks in the berm
                                        area Per Evergreen Engineering
                                        drawings.

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